SECURITIES AND EXCHANGE COMMISSION

                       Washington, DC 20549


                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


  Date of Report (Date of earliest event report):  September 23,
                               2004



                   RYAN'S RESTAURANT GROUP, INC.
      (Exact name of registrant as specified in its charter)


        South Carolina           0-10943        57-0657895
           (State or other         (Commission         (IRS
Employer
            jurisdiction of         File Number)
Identification
             incorporation)                                   No.)


                   405 Lancaster Avenue (29650)
                        Post Office Box 100
                          Greer, SC 29652

        (Address of principal executive offices) (Zip Code)

  Registrant's telephone number, including area code:  (864) 879-
                               1000


                 Ryan's Family Steak Houses, Inc.
   (Former name or former address, if changed since last report)

















Item 5.  Other Events Regulation FD Disclosure

Ryan's Restaurant Group, Inc. (NASDAQ:RYAN) mourns the passing of a dear friend and member of its Board of Directors whose death was confirmed on Thursday, September 23, 2004. James D. Cockman was a member of Ryan's board since 1989. Having served as the Chairman of the Sara Lee Food Service Division of Sara Lee Corporation from 1989 to 1992, Mr. Cockman brought a wealth of experience, sound judgment and practical knowledge to Ryan's. His presence will be greatly missed.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



RYAN'S RESTAURANT GROUP, INC.
(Registrant)
By:  /s/Janet J. Gleitz

Name:  Janet J. Gleitz

Title:  Corporate Secretary

Date:  September 27, 2004